Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of August 20, 2004 by and among Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”) and the parties listed on Schedule I attached hereto (“Investors”).

RECITALS

WHEREAS, the Investors have agreed to acquire warrants (the “Warrants”) to purchase shares of Common Stock from the Company pursuant to a Note and Warrant Purchase Agreement dated as of August 20, 2004 (the “Purchase Agreement”); and

WHEREAS, the Company and the Investors wish to provide for certain arrangements with respect to the registration of shares of common stock of the Company under the Securities Act.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms will have the following respective meanings:

“Agreement” is defined in the Preamble.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks in the State of New York are generally closed for business.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, $.001 par value, of the Company.

“Company” is defined in the Preamble.

“Covered Person” is defined in Section 5.1 of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Holder” means any Person owning Registrable Shares or any Permitted Transferee thereof in accordance with Section 6.2 hereof.

“Investors” is defined in the Preamble.

“Permitted Transferee” is defined in Section 6.2.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” means a public offering and sale of Common Stock for cash pursuant to an effective Registration Statement.

“Purchase Agreement” is defined in the Recitals.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the automatic effectiveness or the declaration or ordering of effectiveness of such Registration Statement or similar document.

“Registrable Shares” means any Common Stock issued or issuable upon exercise of the Warrants to an Investor or a Permitted Transferee, including by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration and filing fees, listing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and legal fees and disbursements of one counsel for the Selling Holders, but excluding underwriting discounts, selling commissions, applicable transfer taxes, if any.

“Registration Statement” means a registration statement filed by the Company with the Commission for a Public Offering under the Securities Act (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose).

“Rule 144” means Rule 144 under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

“Securities Act” means the Securities Act of 1933, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Selling Holder” means any Holder on whose behalf Registrable Shares are registered pursuant to Section 2 hereof.

“Warrants” is defined in the Recitals.

2. INCIDENTAL REGISTRATION.

2.1 Company Registration. If at any time the Company proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Shares, on a form that would permit registration of Registrable Shares for sale to the public under the Securities Act, then prior to such filing the Company will give written notice to all Holders of its intention to do so, and upon the written request of a Holder or Holders given within 20 days after the Company provides such notice (which request will state the intended method of disposition of such Registrable Shares), the Company will use its reasonable best efforts to cause all Registrable Shares that the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder(s); provided, that, the Company will have the right to postpone or withdraw any registration initiated by the Company pursuant to this Section 2.1 without obligation to any Holder.

2.2 Excluded Transactions. The Company will not be obligated to effect any registration of Registrable Shares under this Section 2 incidental to the registration of any of its securities in connection with: (a) any Public Offering relating to employee benefit plans or dividend reinvestment plans; or (b) any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses.

3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company and the Selling Holders will take the actions described below in this Section 3.

3.1. Amendments and Supplements. The Company will prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares and other securities, if any, covered by such Registration Statement until such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement.

3.2 Cooperation. The Company will use its reasonable best efforts to cooperate with the Selling Holders in the disposition of the Common Stock covered by such Registration Statement.

3.3 Copies of Prospectus. The Company will furnish to each Selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Holder.

3.4 Blue Sky Qualification. The Company will use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the Selling Holder reasonably requests, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; provided, however, that the Company will not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject.

3.5 Listing and Transfer Agent. The Company will use its reasonable best efforts to cause all Registrable Shares covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed. The Company will use its reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by the Registration Statement not later than the effective date of such Registration Statement.

3.6 Notice of Prospectus Defects. The Company will immediately notify the Selling Holders of the happening of any event, as a result of which the prospectus included or to be included in the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In the event the Company prepares a revised prospectus, the Company will promptly deliver copies of such revised prospectus to the Selling Holders. Following receipt of the revised prospectus, the Selling Holders will be free to resume making offers of the Registrable Shares.

4. CERTAIN OTHER PROVISIONS.

4.1. Additional Procedures. Selling Holders will take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other Selling Holders in connection therewith; provided, however, that the aggregate amount of any liability of any Selling Holder pursuant to such underwriting or other agreement will not exceed such Selling Holder’s net proceeds from such offering. In addition, each Selling Holder will furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as will be required in connection with any registration, qualification or compliance referred to in Section 3.

4.2. Underwriter’s Cutback. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that the inclusion of all shares requested to be registered in an underwritten offering would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the Registration Statement for such offering. To the extent that the underwritten offering is being made at the request of a stockholder exercising demand registration rights, the number of shares that are entitled to be included in the Registration Statement for such offering will be allocated in the following manner: (w) first, shares of Company equity securities, other than Registrable Shares and shares owned by a stockholder or stockholders exercising demand registration rights, will be excluded, (x) second, shares of Company equity securities that the Company desires to include in such registration will be excluded, (y) third, Registrable Shares requested to be included in such registration by Holders will be excluded and (z) fourth, shares of Company equity securities requested to be included by the stockholder or stockholders exercising demand registration rights will be excluded. In the case of any other underwritten offering, the number of shares that are entitled to be included in the Registration Statement for such offering will be allocated in the following manner: (x) first, shares of Company equity securities, other than Registrable Shares, requested to be included in such registration by shareholders will be excluded, (y) second, Registrable Shares requested to be included in such registration by Holders will be excluded and (z) third, shares of Company equity securities that the Company desires to include in such registration will be excluded. To the extent that the underwriters do not deem it necessary to exclude all of the shares requested to be registered by any category of shareholders contemplated above, the number of shares that may be included in the registration will be allocated to the members of such category requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (assuming conversion of any convertible securities held by such shareholders) that they held at the time the Company gives the notice specified in Section 2.

4.3. Registration Expenses. The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to this Agreement.

4.4. Termination of Status as Registrable Shares. Registrable Shares will cease to be Registrable Shares and cease to have the rights accorded to such shares under this Agreement upon the earliest to occur of the following events: (x) such shares shall have been sold pursuant to an effective Registration Statement under the Securities Act or (y) such shares shall have been sold pursuant to a transaction under Rule 144.

4.5. Limitations on Subsequent Registration Rights. The Company will not, without the prior written consent of Holders of at least a majority of the Registrable Shares, enter into any agreements with any holder or prospective holder of Company securities that grant such holder or prospective holder piggyback registration rights to include securities of the Company in any Registration Statement, unless such rights are subordinated to the rights granted to the Holders under this Agreement, including, without limitation, by providing that the holders of such subordinated rights shall have the number of shares of their Company securities requested to be included in a Registration Statement (in connection with an exercise of such piggyback registration rights) reduced pursuant to any underwriters’ cut-back provision before the Holders suffer any reduction in the number of Registrable Shares that they are permitted to include in such registration.

5. INDEMNIFICATION.

5.1. Company Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder, its partners, directors and officers and each other Person, if any, who controls such Selling Holder within the meaning of the Securities Act or the Exchange Act (each such Person being a “Covered Person”) against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or (b) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Covered Person for any legal or any other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Covered Person in any such case (x) to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Covered Person specifically for use in the preparation thereof or (y) in the case of a sale directly by a Selling Holder (including a sale of such Registrable Shares through any underwriter retained by such Selling Holder engaging in a distribution solely on behalf of such Selling Holder), such untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Selling Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

5.2. Seller Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors and officers and each Person (other than such Selling Holder), if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company, such directors and officers, or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or (b) the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Holder, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Selling Holder hereunder will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting all underwriter’s discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) from the disposition of Registrable Shares pursuant to such registration.

5.3. Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give such notice will not relieve such indemnifying party of its obligations under this Section 5, except to the extent that such indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and (subject to the following sentence) after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. The indemnified party may participate in such defense at such party’s expense; provided, however, that the indemnifying party will pay such expense if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between the indemnified party and any other party represented by such counsel in such proceeding; provided, further, in no event will the indemnifying party be required to pay the expenses of more than one law firm as counsel for all indemnified parties pursuant to this sentence. If, within 30 days after receipt of the notice, such indemnifying party has not elected to assume the defense of the action, such indemnifying party will be responsible for any legal or other expenses reasonably incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. An indemnifying party may, in the defense of any such claim or litigation, consent to the entry of a judgment or enter into a settlement without the consent of the indemnified party only if such judgment or settlement contains a general release of the indemnified party in respect of such claims or litigation.

5.4. Contribution. If the indemnification provided for in Sections 5.1 or 5.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party-as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in this Section 5.4 will include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6. MISCELLANEOUS.

6.1. Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, at all times following the earliest to occur of (i) July 1, 2005, (ii) 30 days following the completion of the Company’s audit for the year ended December 31, 2004, and (iii) the date on which the Company meets the listing standards for a national stock exchange or for quotation on NASDAQ, the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) include in all reports and other documents filed with the Commission a statement to the effect that the Company (i) has filed all reports required to be filed under the Exchange Act during the prior 12 months (or such shorter period that the Company was required to file such reports) and (ii) has been subject to the reporting requirements for the past 90 days (or such shorter period that the Company was required to file such reports); and

(d) furnish to any Holder forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

6.2. Transfer of Rights. The rights to cause the Company to register Registrable Shares pursuant to Section 2 may be assigned by any Holder to a Permitted Transferee (as defined below), and by such Permitted Transferee to a subsequent Permitted Transferee, but only if such rights are transferred (a) to an affiliate, partner or stockholder of such Holder or (b) in connection with the sale or other transfer of not less than an aggregate of 10,000 Registrable Shares or some lesser number, if such lesser number represents all the Registrable Shares then held by such Holder. Any transferee to whom rights under this Agreement are transferred will (x) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (y) be deemed to be a Holder hereunder. Any Person to whom rights under this Agreement are transferred in accordance with this Section 6.2 shall be a “Permitted Transferee.”

6.3. Governing Law. This Agreement, the rights of the parties and all claims, actions, causes of action, suits, litigation, controversies, hearings, charges, complaints or proceedings arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

6.4. Entire Agreement: Amendment and Waiver. This Agreement, together with any documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of at least a majority of the Registrable Shares; provided, however, that any such amendment or waiver treats all holders the same (without regard •to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders). Any such amendment, termination or waiver will be binding on all Holders.

6.5. Determination of Number or Percentage of Registrable Shares. Wherever reference is made in this Agreement to a request or consent of holders of a certain number or percentage of Registrable Shares, the determination of such number or percentage will include the number of shares of Common Stock outstanding that are, and the maximum number of shares of Common Stock issuable pursuant to then convertible or exercisable securities that upon issuance would be, Registrable Shares.

6.6. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it will be effective upon delivery);

(b) by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

(c) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service;

in each case, to the address (or facsimile number) listed below:

If to the Company, to it at:

c/o Core-Mark International, Inc.

395 Oyster Point Boulevard

Suite 415

South San Francisco, California 94080-1932

Telephone number: (650) 589-9445

Facsimile number: (650) 589-4010

Attention:

with a copy to:

Kirkland & Ellis LLP

777 South Figueroa Street, Suite 3400

Los Angeles, California 90017

Telephone number: (213) 680-8508

Facsimile number: (213) 808-8229

Attention:        Eva H. Davis

If to an Investor, to it at the address set forth on Exhibit A hereto with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Telephone number: (617) 951-7000

Facsimile number: (617) 951-7050

Attention:        Alyson E.G. Allen

Each of the parties to this Agreement may specify different address or facsimile number by giving notice in accordance with this Section 6.6 to each of the other parties hereto.

6.7. Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto.

6.8. Severability. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision will, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

6.9. Headings. The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

CORE-MARK HOLDING COMPANY, INC.

/S/ J. MICHAEL WALSH .
J. Michael Walsh Officer

PROSPECT HARBOR CREDIT PARTNERS, L.P.

Name: Title:

SANKATY CREDIT OPPORTUNITIES, L.P.

Name: Title:

SANKATY HIGH YIELD ASSET PARTNERS, L.P.

Name: Title:

SANKATY HIGH YIELD PARTNERS II, L.P.

Name: Title:

(Registration Rights Agreement Signature Page)

PROSPECT HARBOR CREDIT PARTNERS L.P.

/S/ JONATHAN LAVINE
Name:	Jonathan Lavine
Title:	Managing Director

SANKATY CREDIT OPPORTUNITIES, L.P.

/S/ JONATHAN LAVINE
Name:	Jonathan Lavine
Title:	Managing Director

SANKATY HIGH YIELD AS SET PARTNERS, L.P.

/S/ JONATHAN LAVINE
Name:	Jonathan Lavine
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS II, L.P.

/S/ JONATHAN LAVINE
Name:	Jonathan Lavine
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, .L.P.

/S/ JONATHAN LAVINE
Name:	Jonathan Lavine
Title:	Managing Director

(Registration Rights Agreement Signature Page)

WELLS FARGO BANK, N.A.

/S/ PETA SWIDLER
Peta Swidler Senior Vice-President

(Registration Rights Agreement Signature Page)

CANPARTNERS INVESTMENTS IV, LLC

/S/ JOSHUA S. FRIEDMAN
Name:	Joshua S. Friedman
Title:	Managing Partner

(Registration Rights Agreement Signature Page)

RGIP LLC

/S/ R. BRADFORD MALT
Name:	R. Bradford Malt
Title:	Managing Member

(Registration Rights Agreement Signature Page)

GOLDMAN, SACHS & CO.

/S/ RICHARD KATZ
Richard Katz Managing Director

(Registration Rights Agreement Signature Page)

Schedule 1

NAMES AND ADDRESSES OF INVESTORS

Sankaty High Yield Asset Partners, L.P.

Sankaty High Yield Partners II, L.P.

Sankaty High Yield Partners III, L.P.

Sankaty Credit Opportunities, L.P.

Prospect Harbor Credit Partners, L.P.

c/o Sankaty Advisors, LLC

111 Huntington Avenue

Boston, MA 02199

Attn:	Tim Barns and Nathan Gilliland

RGIP, LLC

c/o Ropes & Gray LLP

One International Place

Boston, MA 02110

Attn:	R. Bradford Malt

Goldman, Sachs & Co.

85 Broad Street, 29th Floor

New York, NY 10004

Attn:	Richard Katz

Canpartners Investments IV, LLC

c/o Canyon Capital Advisors LLC

9665 Wilshire Blvd, Suite 200

Beverly Hills, CA 90212

Wells Fargo Bank, N.A.

201 3rd Street, 8th Floor

San Francisco, CA 94103

Attn:	Jeffrey Gee